UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2026

___________________________________________________
Invesco Commercial Real Estate Finance Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	000-56564	92-1080856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2300 N Field Street
Suite 1200
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 715-7400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry into a Material Definitive Agreement.

INCREF 2026-FL2 CLO Transaction Overview

On June 16, 2026 (the “CLO Closing Date”), Invesco Commercial Real Estate Finance Trust, Inc. (the “Company”) entered into a collateralized loan obligation (the “CLO”) through its subsidiary real estate investment trust, INCREF Sub-REIT, LLC (“Sub-REIT”), and a wholly-owned subsidiary of Sub-REIT, INCREF 2026-FL2 LLC, a Delaware limited liability company, as issuer (the “CLO Issuer”). On the CLO Closing Date, the CLO Issuer issued six classes of notes, the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes (the “Offered Notes”), and three additional classes of notes, the Class F Notes and the Class G Notes (together with the Offered Notes, the “Secured Notes”) and the Income Notes (together with the Secured Notes, the “Notes”), each in the principal amount and having the characteristics and designations set forth in the table and description below.

The CLO Issuer issued the Notes pursuant to the terms of an indenture, dated as of the CLO Closing Date (the “Indenture”), among the Issuer, Invesco Commercial Real Estate Finance Investments, LP, as advancing agent (in such capacity, together with its permitted successors and assigns, the “Advancing Agent”), Wilmington Trust, National Association, as trustee (in such capacity, together with its permitted successors and assigns, the “Trustee”), and Computershare Trust Company, National Association, as note administrator (together with its permitted successors and assigns, the “Note Administrator”) and as custodian. The Note Administrator will also act as paying agent, calculation agent, transfer agent, backup advancing agent and notes registrar for the Issuer. Invesco Advisers, Inc. will serve as the collateral manager for the Issuer (in such capacity, together with its permitted successors and assigns, the “Collateral Manager”).

Class of Notes	Principal or Notional Amount	Percentage of the Aggregate Notional Amount of all Notes	Ratings (Moody's / Fitch)	Initial Weighted Average Life of Notes (1)	Fully Extended Weighted Average Life of Notes (1)
Class A Notes	$743,346,000	60.000%	Ass(sf) / AAAsf	3.05 years	3.93 years
Class A-S Notes	$119,245,000	9.625%	NR / AAAsf	3.84 years	4.91 years
Class B Notes	$9,137,000	7.375%	NR / AA-sf	4.18 years	5.01 years
Class C Notes	$71,237,000	5.750%	NR / A-sf	4.22 years	5.01 years
Class D Notes	$41,814,000	3.375%	NR / BBBsf	4.34 years	5.01 years
Class E Notes	$21,680,000	1.750%	NR / BBB-sf	4.34 years	5.01 years
Class F Notes	$38,716,000	3.125%	NR / BB-sf	4.38 years	5.01 years
Class G Notes	$26,327,000	2.125%	NR / B-sf	4.44 years	5.01 years
Income Notes	$85,175,910	6.875%	NR / NR	N/A	N/A
(1) The Initial Weighted Average Life of Notes and the Fully Extended Weighted Average Life of Notes have been calculated assuming certain collateral characteristics and based on assumptions that there are no prepayments, defaults or other delinquencies and certain other modeling assumptions. In addition, with respect to the Fully Extended Weighted Average Life of Notes, it is assumed that each commercial real estate loan is fully extended to its maximum contracted extended term. There are no assurances that such assumptions will be met.

The Notes will mature at par on the payment date in December 2043, unless redeemed or repaid prior thereto.

The Offered Notes were placed pursuant to a Placement Agreement, dated as of May 29, 2026, among the Issuer, Invesco Commercial Real Estate Finance Investments, LP, and Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Capital One Securities, Inc., Wells Fargo Securities, LLC, Barclays Capital Inc., Nomura Securities International, Inc. and BMO Capital Markets Corp., as placement agents. INCREF 2026-FL2 Retention Holder LLC, which is an indirect subsidiary of the Company and wholly-owned subsidiary of Sub-REIT, acquired 100% of the Class F Notes, the Class G Notes and the Income Notes issued on the CLO Closing Date.

The Secured Notes represent limited recourse obligations of the Issuer payable solely from collateral interests acquired by the Issuer on and after the CLO Closing Date and pledged under the Indenture. To the extent the collateral is insufficient to make payments in respect of the Secured Notes, none of the Issuer, any of its affiliates or any other person will have any obligation to pay any further amounts in respect of the Secured Notes. The Income Notes are not secured.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The proceeds from the issuance of the Notes on the CLO Closing Date, after payment of certain fees and expenses, were used to (i) purchase an initial portfolio of collateral interests, (ii) fund an unused proceeds account for the purchase of any delayed collateral interests not acquired on the CLO Closing Date pursuant to the Indenture, (iii) repay amounts owed in respect of certain pre-closing financings, including under repurchase facilities with affiliates of certain placement agents, and (iv) undertake certain related activities.

The initial portfolio of collateral interests was purchased by the Issuer from INCREF CLO Seller LLC (“Seller”) pursuant to a Collateral Interest Purchase Agreement (the “Collateral Interest Purchase Agreement”), dated as of the CLO Closing Date, among the Issuer, the Seller, Invesco Commercial Real Estate Finance Investments, LP and, solely with regard to certain tax covenants, Sub-REIT. Pursuant to the Collateral Interest Purchase Agreement, the Seller made certain representations and warranties to the Issuer with respect to the collateral interests. In the event that a material breach of a representation or warranty or material document defect with respect to any collateral interest exists, the Seller (or Invesco Commercial Real Estate Finance Investments, LP, as guarantor of such obligations) will have to either (a) correct or cure such breach of representation or warranty or material document defect in all material respects, within 90 days (or in certain cases, 180 days) of discovery by the Seller or written notice from any party to the Indenture (to the extent such breach or defect is capable of being corrected or cured), (b) subject to the consent of a majority of each class of Notes (excluding any Notes held by the Seller or any of its affiliates), make a cash payment to the Issuer or (c) repurchase such collateral interest at a repurchase price calculated as set forth in the Collateral Interest Purchase Agreement.

The Notes

Collateral

The Offered Notes will be secured by, among other things, (i) the collateral interests (mortgage loans, combined loans (consisting of mortgage loans and mezzanine loans), senior portions of mortgage loans or combined loans and participations in mortgage loans, combined loans or senior portions of mortgage loans or combined loans) acquired by the Issuer, including the CLO Closing Date collateral interests and any collateral interests acquired by the Issuer after the CLO Closing Date, (ii) the escrow accounts, the collection account, the partitioned loan collection account, the REO accounts, the cash collateral accounts, the payment account, the reinvestment account, the unused proceeds account, the expense reserve account, the custodial account and the related security entitlements and all income from the investment of funds in any of the foregoing at any time credited to any of the foregoing accounts, (iii) the eligible investments purchased from deposits in certain accounts, (iv) the rights of the Issuer under the Collateral Management Agreement, the Collateral Interest Purchase Agreement and the Servicing Agreement, each as defined herein), (v) all amounts delivered to the Note Administrator or its bailee (directly or through a securities intermediary), (vi) all other investment property, instruments and general intangibles in which the Issuer has an interest, (vii) the Issuer’s ownership interests in and rights in all issuer subsidiaries and (viii) all proceeds of the foregoing (collectively, the “Collateral”).

Maturity

The Notes will mature at par on the payment date in December 2043, unless redeemed or repaid prior thereto.

Interest Rate

For purposes of the below, “Benchmark” means, initially, Term SOFR; provided that if Term SOFR or the then-current alternative benchmark is replaced, then “Benchmark” means the applicable replacement.

Class A Notes. The Class A Notes will bear interest during each interest accrual period at a per annum rate equal to the sum of (a) the Benchmark plus (b) 1.45% plus (c) on and after the payment date in December 2031, 0.25%.

Class A-S Notes. The Class A-S Notes will bear interest during each interest accrual period at a per annum rate equal to the sum of (a) the Benchmark plus, (b) 1.70% plus (c) on and after the payment date in December 2031, 0.25%.

Class B Notes. The Class B Notes will bear interest during each interest accrual period at a per annum rate equal to the sum of (a) the Benchmark plus, (b) 1.95% plus (c) on and after the payment date in December 2031, 0.50%.

Class C Notes. The Class C Notes will bear interest during each interest accrual period at a per annum rate equal to the sum of (a) the Benchmark plus, (b) 2.15% plus (c) on and after the payment date in December 2031, 0.50%.

Class D Notes. The Class D Notes will bear interest during each interest accrual period at a per annum rate equal to the sum of (a) the Benchmark plus, (b) 2.60% plus (c) on and after the payment date in December 2031, 0.50%.

Class E Notes. The Class E Notes will bear interest during each interest accrual period at a per annum rate equal to the sum of (a) the Benchmark plus, (b) 3.15% plus (c) on and after the payment date in December 2031, 0.50%.

Class F Notes. The Class F Notes will bear interest during each interest accrual period at a per annum rate equal to the sum of (a) the Benchmark plus (b) 4.15%.

Class G Notes. The Class G Notes will bear interest during each interest accrual period at a per annum rate equal to the sum of (a) the Benchmark plus (b) 5.15%.

Interest on the Notes will be calculated based on the actual number of days in the related interest accrual period, assuming a 360-day year.

The failure to pay interest on the Class A Notes, the Class A-S Notes or the Class B Notes at any time or, if no Class A Notes, Class A-S Notes or Class B Notes are outstanding, on any other class of Notes at the time such class of Notes is the most senior class of Notes outstanding, will constitute an event of default under the Indenture (following any applicable grace period).

For so long as any class of Notes with a higher priority is outstanding, any interest due on the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes that is not paid as a result of the operation of the priority of payments on any payment date (any such interest, “Deferred Interest”) will be deferred, will not be considered “due and payable” and the failure to pay such Deferred Interest will not be an event of default under the Indenture. Any Deferred Interest will be added to the outstanding principal balance of such class of Notes, will have the effect of increasing the notional amount of the related notes and will accrue interest at the applicable rate.

Principal payments on each class of Notes will be paid in accordance with the priority of payments set forth in the Indenture.

Subordination of the Notes

In general, payments of interest and principal on any class of Notes are subordinate to all payments of interest and principal on any class of Notes with a more senior priority. Generally, all payments on the Notes will be subordinate to certain payments required to be made in respect of any interest advances and certain other expenses.

Note Protection Tests

The Notes are subject to note protection tests (the “Note Protection Tests”), which will be used primarily to determine whether and to what extent interest received on the collateral interests may be used to make certain payments subordinate to interest and principal payments to the Offered Notes in the priority of payments set forth in the Indenture.

If either of the Note Protection Tests are not satisfied as of any determination date, then on the next payment date, interest proceeds and, to the extent necessary after such application of interest proceeds, principal proceeds will be used to redeem the Offered Notes in accordance with the priority of payments until such Note Protection Tests are satisfied.

The following chart specifies the minimum ratios required for each Note Protection Test to be satisfied for the Offered Notes.

Note Protection Test	Ratio
Minimum Par Value	111.52%
Minimum Interest Coverage	120.00%

The par value ratio is, as of any measurement date, the number (expressed as a percentage) calculated by dividing (a) the net outstanding portfolio balance on such measurement date by (b) the sum of the aggregate outstanding amount of the Offered Notes and the amount of any unreimbursed interest advances.

The interest coverage ratio is generally equal to the interest proceeds from the collateral portfolio divided by the interest payable on the Offered Notes.

Redemption

The Notes are subject to a clean-up call redemption (at the option of and at the direction of the Collateral Manager), in whole but not in part, on any interest payment date on which the aggregate outstanding principal amount of the Offered Notes has been reduced to 10% or less of the aggregate outstanding principal amount of the Offered Notes outstanding on the CLO Closing Date.

Subject to certain conditions described in the Indenture, on the payment date in December 2028, and on any payment date thereafter, the Issuer may redeem the Notes at the direction of the holders of a majority of the Income Notes.

The Notes are also subject to a mandatory redemption on any interest payment date on which certain note protection tests set forth in the Indenture are not satisfied. Any mandatory redemption of the Notes is to be paid from interest and principal proceeds of the collateral interests in accordance with the priority of payments set forth in the Indenture, until the applicable note protection tests are satisfied or the applicable ratings are reinstated.

If certain events occur that would make the Issuer subject to paying U.S. federal income taxes or would make certain payments to or from the Issuer subject to withholding tax, then the holders of a majority of the Income Notes may require that the Issuer prepay all of the Notes.

The redemption price for each Class of Secured Notes is generally the aggregate outstanding principal amount of such Class, plus accrued and unpaid interest (including any defaulted interest amounts and deferred interest amounts, as applicable).

Collateral Management Agreement

Certain advisory, administrative and monitoring functions relating to the collateral interests will be performed by the Collateral Manager, pursuant to a Collateral Management Agreement, dated as of the CLO Closing Date, between the Issuer, Invesco Commercial Real Estate Finance Investments, LP and the Collateral Manager (the “Collateral Management Agreement”).

As compensation for the performance of its obligations as Collateral Manager, the Collateral Manager is entitled to receive a fee, payable monthly in arrears, equal to (unless waived) 0.10% per annum of the sum of the net outstanding portfolio balance to the extent funds are available. Invesco Advisers, Inc. has agreed to waive its entitlement to such Collateral Manager fee for so long as Invesco Advisers, Inc. or an affiliate is the Collateral Manager under the Collateral Management Agreement and also an affiliate of the Company.

The Collateral Manager may be removed upon at least 30 days’ prior written notice if certain termination events have occurred, by the Issuer or the Trustee, if the holders of at least 66-2/3% in aggregate outstanding amount of each class of Notes then outstanding give written notice to the Collateral Manager, the Issuer and the Trustee directing such removal. None of the Collateral Manager, its affiliates and clients and funds for whom the Collateral Manager or any of its affiliates acts as investment adviser, including Invesco Commercial Real Estate Finance Investments, LP, and including (in each case) controlled subsidiaries of the Collateral Manager or such affiliates are entitled to vote the Notes held by such entities with respect to the removal of the Collateral Manager (or waiver of any event or circumstance constituting grounds for removal). The Collateral Manager cannot be removed without cause but may resign as Collateral Manager upon 90 days’ prior written notice.

Except with respect to the limitations set forth in the Indenture, the Collateral Manager is not obligated to pursue any particular investment strategy or opportunity with respect to the collateral interests.

Reinvestment Period

The CLO includes a 30-month reinvestment period (unless, before such date, all of the Notes are redeemed or an event of default occurs and is continuing) during which the Issuer may acquire additional collateral interests, subject to the satisfaction of certain conditions set forth in the Indenture.

Delayed Collateral Interests

The Issuer will be permitted to acquire certain identified collateral interests during the up to 90-day period following the CLO Closing Date, so long as the characteristics of such delayed collateral interest are materially as described in the preliminary offering memorandum, which delayed collateral interests will comprise the remainder of the initial portfolio of collateral interests.

The Servicing Agreement

Except for certain non-serviced loans, the commercial real estate loans will be serviced by KeyBank National Association, as servicer (the “Servicer”), and Bellwether Asset Services, LLC, as special servicer (the “Special Servicer”), pursuant to a Servicing Agreement (the “Servicing Agreement”), dated as of the CLO Closing Date, among the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Advancing Agent, the Trustee and the Note Administrator.

The Servicing Agreement requires each of the Servicer and the Special Servicer to diligently service and administer the commercial real estate loans (other than certain non-serviced loans) and any applicable mortgaged property acquired directly or indirectly by the Special Servicer for the benefit of the note holders and certain related parties under the Indenture. In connection with their respective duties under the Servicing Agreement, the Servicer and the Special Servicer (or any replacement servicer or special servicer) are entitled to monthly servicing and special servicing fees, as described in the Servicing Agreement.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance
Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Commercial Real Estate Finance Trust, Inc.

By:	/s/ Clifford Stoops
Clifford Stoops
Chief Accounting Officer

Date: June 23, 2026